OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Supplement dated May 30, 2002 to the

Prospectus dated November 28, 2001

The Prospectus is changed by adding the following sentence as the new second sentence of the first paragraph of the section titled “What Does the Fund Invest In?” on page 3:

This includes borrowings for investment purposes and securities that generate income subject to the alternative minimum tax, as described below.

May 30, 2002 PS0795.024